Exhibit 10.13

Execution Version

SECOND LIEN COPYRIGHT SECURITY AGREEMENT

This SECOND LIEN COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this 13th day of January, 2014, by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), in its capacity as agent for the Lenders and the other Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Second Lien Term Loan Credit Agreement dated as of January 13, 2014 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among NORTH ATLANTIC HOLDING COMPANY, INC. (“Parent”), NATC HOLDING COMPANY, INC. (“Holdings”), NORTH ATLANTIC TRADING COMPANY, INC. (“Borrower”), the lenders party thereto as “Lenders” (each of such Lenders, together with its successors and assigns, is referred to hereinafter as a “Lender”) and Agent, the Lenders have agreed to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the Lenders and the other Secured Parties are willing to make the financial accommodations to the Borrower as provided for in the Credit Agreement and the other Loan Documents, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Secured Parties, that certain Second Lien Guaranty and Security Agreement, dated as of January 13, 2014 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, amended and restated, supplemented or otherwise modified, the “Guaranty and Security Agreement”); and

WHEREAS, pursuant to the Guaranty and Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Secured Parties, this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1.           DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Copyright Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2.           GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of each Secured Party, to secure the Secured Obligations, a continuing security interest (referred to in this Copyright Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (collectively, the “Copyright Collateral”):

all works of authorship and all intellectual property rights therein, all United States and foreign copyrights (whether or not the underlying works of authorship have been published), including copyrights in software and databases, all designs (including all industrial designs, “Protected Designs” within the meaning of 17 U.S.C. § 1301 et. seq. and Community designs), and all “Mask Works” (as defined in 17 U.S.C. § 901 of the U.S. Copyright Act), whether registered or unregistered, and with respect to any and all of the foregoing:

(i) all registrations and applications for registration thereof including the registrations and applications listed in Schedule I attached hereto,

(ii) all extensions, renewals, and restorations thereof,

(iii) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof,

(iv) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and

(v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

3.           SECURITY FOR SECURED OBLIGATIONS. This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.           SECURITY AGREEMENT. The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Secured Parties, pursuant to the Guaranty and Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Copyright Security Agreement and the Guaranty and Security Agreement, the Guaranty and Security Agreement shall control.

5.           COUNTERPARTS. This Copyright Security Agreement is a Loan Document. This Copyright Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Copyright Security Agreement. Delivery of an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Copyright Security Agreement. Any party delivering an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Copyright Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Copyright Security Agreement.

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6.           CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION. THIS COPYRIGHT SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 29 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Copyright Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	NORTH ATLANTIC OPERATING COMPANY, INC.

	By:	/s/ Brian C. Harriss
Name: Brian C. Harriss
Title: Senior Vice President and Chief Financial Officer

NATIONAL TOBACCO COMPANY, L.P.

	By:	/s/ Brian C. Harriss
Name: Brian C. Harriss
Title: Senior Vice President and Chief Financial Officer

Signature Page to
Second Lien Copyright Security Agreement

ACCEPTED AND ACKNOWLEDGED BY:

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

	By:	/s/ Rob King
Name: Rob King
Title: SVP

Signature Page to
Second Lien Copyright Security Agreement

National Tobacco Company, L.P.

Copyright Registrations

DURANGO ARTWORK	VA 1-125-352	3/18/2002	National Tobacco Company, L.P.	1998 3/10/1998	REGISTERED

TROPHY ARTWORK	VA 1-190-264	3/31/2003	National Tobacco Company, L.P.	1992 3/3/1992	REGISTERED

DURANGO ZIPPER POUCH	VAu 985-273	03/30/2009	National Tobacco Company, L.P.	2008	REGISTERED

SMOKING MAN (Design Only)	VA 1-673-145	06/23/2009	National Tobacco Company, L.P.	2008 04/02/2009	REGISTERED

NORTH ATLANTIC OPERATING COMPANY, INC.

Copyright Registrations

Copyright	Registration Number	Registration Date	Owner	Completed/ Published	Status
NORTH ATLANTIC OPERATING COMPANY, INC. DESIGN	VAu 464-855	10/11/2001	North Atlantic Operating Company, Inc.	2001 1/7/2002	REGISTERED